UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2023

FORUM MERGER IV CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40230	86-1556509
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1615 South Congress Avenue, Suite 103

Delray Beach, Florida 33445

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 739-7860

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fourth of one redeemable warrant	FMIVU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	FMIV	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	FMIVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

As previously disclosed, at a special meeting of the stockholders (the “Special Meeting”) of Forum Merger IV Corporation (the “Company”) held on March 7, 2023, the Company’s stockholders voted in favor of a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to extend the date by which it must consummate an initial business combination (the “Deadline Date”) from March 22, 2023 to April 22, 2023 and to provide the Company with the right to extend the date by which it must consummate an initial business combination up to seven times for an additional one month each time (the “Extension”) up to November 22, 2023.

Also as previously disclosed, if an Extension is implemented, the Company shall deposit from the Company’s working capital account into the Company’s trust account, for each such additional month, the lesser of (a) $175,000 or (b) $0.05 for each public share then outstanding (the “Contribution”), which the Company shall deposit into the Company’s trust account at the beginning of each month (the “Monthly Deposit”), for an aggregate deposit of up to the lesser of (a) $1,225,000 or (b) $0.05 for each public share then outstanding (if all additional extensions are exercised). In the event the Company’s working capital account has been depleted, the Company’s sponsor, Forum Investors IV LLC, a Delaware limited liability company, or one of more of its affiliates, members or third party designees shall lend the Company the Monthly Deposit in the form of a non-interest bearing, unsecured promissory note, which the Company shall deposit into the Company’s trust account.

As there were 6,361,299 public shares outstanding following redemptions in connection with the Special Meeting, the Contribution amount for each month of the Extension is equal to $175,000, or up to an aggregate of $1,225,000 in the event the Extension is effectuated for the full seven months.

On April 18, 2023, the Company issued a press release announcing that its board of directors (the “Board”) has elected to extend the Deadline Date from April 22, 2023 for an additional month to May 22, 2023, the first of seven potential one-month extensions of the Deadline Date available to the Company. In connection with the Board’s determination to extend the Deadline Date to May 22, 2023, $175,000 was deposited into the Company’s trust account on April 18, 2023.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated April 18, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORUM MERGER IV CORPORATION

Dated: April 18, 2023	By:	/s/ David Boris
		Name:	David Boris
		Title:	Co-Chief Executive Officer and Chief Financial Officer

2